UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 E. Dublin-Granville Road, Columbus, Ohio 43081
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	BIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
                                Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2024 following the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) of Big Lots, Inc. (the “Company”), Sandra Y. Campos, who was recently appointed Chief Executive Officer and President of PetMed Express, Inc. (NASDAQ: PETS), notified the Company of her decision to resign from the board of directors of the Company (the “Board”) effective immediately. Ms. Campos did not resign from the Board because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At our 2024 Annual Meeting, our shareholders voted on the following proposals, with 7,159,512 broker non-votes for Proposals One and Two and the remaining votes cast as follows:

•Proposal One. To elect nine directors to our Board of Directors:

Director	For	Against
Sandra Y. Campos	12,391,747	940,435
James R. Chambers	12,462,553	869,629
Sebastian J. DiGrande	12,466,123	866,059
Cynthia T. Jamison	12,382,402	949,780
Christopher J. McCormick	12,547,124	785,058
Kimberley A. Newton	12,457,293	874,889
Wendy L. Schoppert	12,464,086	868,096
Maureen B. Short	12,549,610	782,572
Bruce K. Thorn	12,485,166	847,016

•Proposal Two. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2024 Proxy Statement:

For	9,823,817
Against	3,388,913
Abstain	119,452

~~•~~Proposal Three. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2024:

For	18,955,068
Against	1,358,977
Abstain	177,649

No other matters were submitted to a vote of our shareholders at the Annual Meeting.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: June 3, 2024	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Executive Vice President, Chief Legal and Governance Officer, General Counsel and Corporate Secretary